SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                       Act of 1934 (Amendment No. _______)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant toss.240.14a-11(c) orss.240.14a-12

                               BUCS Financial Corp
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                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5)  Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                               BUCS FINANCIAL CORP
                             10455 Mill Run Circle
                         Ownings Mills, Maryland 21117









March 30, 2003

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of BUCS Financial Corp (the "Company"), we cordially invite you to attend the 2003 Annual Meeting of Stockholders (the "Meeting") to be held at the offices of BUCS Federal Bank at 10802 Red Run Boulevard, Owings Mills, Maryland, on April 30, 2003, at 5:00 p.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE- PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting.

                                          Sincerely,



                                          /s/Herbert J. Moltzan

                                          Herbert J. Moltzan
                                          President and Chief Executive Officer

--------------------------------------------------------------------------------
                               BUCS FINANCIAL CORP
                              10455 MILL RUN CIRCLE
                          OWINGS MILLS, MARYLAND 21117
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--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 30, 2003
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of BUCS Financial Corp (the "Company") will be held at the offices of BUCS Federal Bank at 10802 Red Run Boulevard, Owings Mills, Maryland, on April 30, 2003, at 5:00 p.m. The Meeting is for the purpose of considering and acting upon the following matters:

          1.   The election of three directors of BUCS Financial Corp; and

          2. The ratification of the appointment of Stegman & Company as the Company's independent auditor for the fiscal year ending December 31, 2003.

         The transaction of such other business as may properly come before the Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on March 10, 2003, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/M. Robin Copeland
                                              M. Robin Copeland
                                              Secretary
Owings Mills, Maryland
March 30, 2003

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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

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                                 PROXY STATEMENT
                                       OF
                               BUCS FINANCIAL CORP
                              10455 MILL RUN CIRCLE
                          OWINGS MILLS, MARYLAND 21117
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 30, 2003
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--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of BUCS Financial Corp (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the offices of BUCS Federal Bank at 10802 Red Run Boulevard, Owings Mills, Maryland, on April 30, 2003, at 5:00 p.m. (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 30, 2003. The Company is the parent company of BUCS Federal Bank (the "Bank").

         At the Meeting, stockholders will consider and vote upon (i) the election of three directors of the Company and (ii) the ratification of the appointment of Stegman & Company as the Company's independent auditor for the fiscal year ending December 31, 2003.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

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                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted as specified thereon. If no specification is made, signed proxies will be voted "FOR" the nominees for director as set forth herein and "FOR" the ratification of Stegman & Company as the Company's independent auditor for the fiscal year ending December 31, 2003. The proxy confers discretionary authority on the persons named thereon to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 10, 2003 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, the Company had 364,585 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. Shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on certain matters (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy provided by the Board of Directors allows a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) Broker Non-Votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

         Concerning all other matters that may properly come before the Meeting, the ratification of the independent auditors, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (i) Broker Non-Votes or (ii) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the outstanding shares of Common Stock are required to file reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and Directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.


                                                                                   Percent of Shares of
                                                             Amount and Nature of     Common Stock
Name and Address of Beneficial Owner                         Beneficial Ownership     Outstanding
------------------------------------                         --------------------     -----------
BUCS Federal Bank Employee Stock Ownership Plan ("ESOP")
10455 Mill Run Circle                                               32,410(1)            8.9%
Owings Mills, Maryland 21117

Jeffrey L. Gendell
200 Park Avenue, Suite 3900                                         32,500(2)            8.9%
New York, New York 10166

All directors and executive officers of the
     Company as a group (11 persons)                                50,590(3)           13.8%

____________________
(1) These shares are held in a suspense account and are allocated among participants annually on the basis of compensation as the ESOP debt is repaid. As of the Record Date, 5,834 shares have been allocated to ESOP participants. The ESOP Plan Committee directs the vote of unallocated shares and shares for which voting directions are not received.
(2)      Based upon a Schedule 13D filed with the SEC on March 28, 2001.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect beneficial ownership, over which shares the individuals exercise voting or investment power. Includes 3,197 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date. Excludes shares held by the ESOP over which the ESOP Plan Committee exercises voting power. The Board of Directors appointed Directors Pescrille, Bowers, Ohrt and Summers to serve as the ESOP Trustees and as the ESOP Plan Committee. The ESOP Plan Committee directs the vote of unallocated shares and shares for which voting directions are not received.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission and to provide copies of those reports to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock. To the best of the Company's knowledge, all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2002 fiscal year.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------
         The Articles of Incorporation require that the Board of Directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of ten members. Three directors will be elected at the Meeting, each to serve for a three-year term or until their successors have been elected and qualified.

         Brian Bowers, Harry Fox and Peg Ohrt have been nominated by the Board of Directors to serve as directors. Each of the nominees is currently a member of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If any of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitutes as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

         The following table sets forth the names, ages, terms of, length of board service and the number and percentage of shares of Common Stock beneficially owned by both nominees and for each other director of the Company who will continue to serve as a director after the Meeting.

                                                                                           Shares of
                                        Age at           Year First        Current        Common Stock         Percent
                                     December 31,        Elected or        Term to        Beneficially            of
Name                                     2002           Appointed(1)       Expire           Owned(2)            Class
----                                     ----           ------------       ------           --------            -----
Nominees for Term to Expire in 2006
Brian Bowers                              39                1995            2003              133(3)(4)           *
Harry Fox                                 54                1987            2003            2,633(4)              *
Peg Ohrt                                  54                1999            2003            1,133(3)(4)           *

Directors Continuing in Office
Allen Maier                               54                1983            2005            2,133(4)              *
M. Robin Copeland                         47                1992            2005              383(4)              *
Herbert J. Moltzan                        57                1998            2005           15,914(5)             4.3%
Thomas Markel                             49                1994            2005           10,723(4)             2.9%
Joseph Pescrille                          65                1995            2004            8,422(3)(4)          2.3%
A. Virginia Wampler                       56                1983            2004            6,133(4)             1.7%
Dale Summers                              44                1991            2004            2,983(3)(4)           *

-----------------
*    Less than 1%.
(1)  Refers to the year the individual first became a director of the Bank.
(2) Beneficial ownership as of the Record Date. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect beneficial ownership.
(3) Excludes shares of Common Stock held under the ESOP over which such individual, an ESOP Trustee, exercises voting power. Such individual disclaims beneficial ownership with respect to ESOP shares.
(4) Includes 133 shares that may be acquired pursuant to options exercisable within 60 days of the Record Date.
(5) Includes 2,000 shares that may be acquired pursuant to options exercisable within 60 days of the Record Date.

Biographical Information

         Directors and Executive Officers of the Company. Set forth below is the business experience for the past five years of each of the directors, nominees and executive officers of the Company. All directors of the Bank in October 2000 became directors of the Company at that time.

         Brian Bowers has served as a director and Treasurer of the Bank since 1995. Mr. Bowers is licensed as a broker-dealer and was recently employed as Chief Financial Officer/Portfolio Manager with FBR Asset Investment Corp. He currently manages mortgage-backed securities, money market mutual fund, and bond mutual fund portfolios totaling over $3 billion. From April 2000 until March 2002, he was employed as a consultant/analyst with BB&T Capital Markets. For 10 years prior to that, he was a Portfolio Manager for CareFirst BlueCross BlueShield.

         Harry Fox has been a director of the Bank since 1987. Mr. Fox has been an Account Manager in large group renewal and upgrade sales for CareFirst BlueCross BlueShield since 1972. He also serves on the Board of Directors for the Pikesville Chamber of Commerce. Mr. Fox's wife is a cousin of Director Maier.

         Peg Ohrt has been a director of the Bank since 1999. Since 1998, Ms. Ohrt has served as a Vice President of Human Resources for Corporate Office Properties Trust, a business engaged in real estate investment trusts. From 1996 to 1997, Ms. Ohrt was employed by Aether Technologies Inc., a software development company, and served as its Vice President of Human Resources and Customer Service.

         Allen Maier has been a director of the Bank since 1983 and has served as Chairman since 1996. Mr. Maier is a Sales Representative with CareFirst BlueCross BlueShield, a position he has held since 1972. Mr. Maier also serves on the Board of Directors for the Leukemia Society of Maryland. Mr. Maier is a cousin of the wife of Director Fox.

         M. Robin Copeland has been a director of the Bank since 1992 and has served as Secretary since 1994. Ms. Copeland has been the Assistant Treasurer and Vice President of Treasury for Magellan Behavioral Health, a managed care organization, since 1995. Her duties include management of relationships with banks.

         Herbert J. Moltzan has been a director of the Bank since January 1999. He has served as President and Chief Executive Officer of the Bank since 1985. Mr. Moltzan also serves as the senior loan officer of the Bank. Mr. Moltzan is active in the Red Cross and serves as Committee Chairman for a local Boy Scout troop. He is also a member of the Board of Directors of The 1st Tee Howard County and The Howard County Volunteer Center, and is Treasurer of the Rotary Club of Columbia, Maryland.

         Thomas Markel has been a director of the Bank since 1994. Mr. Markel is a certified public accountant and since 1985 has served as the Controller and the Assistant Vice President in Finance for Med Star Physician Partners, a physician practice management firm.

         Joseph Pescrille has been a director of the Bank since 1996. Mr. Pescrille retired during 1999. He was self-employed as an actuary/financial consultant from 1996 to 1999. From 1994 to 1996, Mr. Pescrille served as the Chief Financial Officer of United Health Care of Mid Atlantic. Prior to that, he was a Senior Vice President and the Chief Actuary for Blue Cross and Blue Shield of Maryland, Inc. He is active in volunteering for the Baltimore County Department of Aging and is a member of the Board of Advisors for Play Centers Inc., a non-profit child care organization.

         A. Virginia Wampler has been a director of the Bank since 1983. Ms. Wampler retired in January 2002. She served as a Systems Manager for CareFirst BlueCross BlueShield from 1966 until 2002 and was responsible for business design and support of core software systems for health insurance products and claim processing administration.

         Dale Summers has served as a director of the Bank since 1991. Mr. Summers has been employed as a marketing manager by Advance Paradigm, a health benefits management company, since 1998. From 1995 to 1998, he was employed as the Director of Management Services for Ascendia Healthcare Management. Mr. Summers is also active in fund-raising for educational institutions in the local community.

         Matthew J. Ford joined the Company in August 2003 and currently serves as the Vice President of Finance and Chief Financial Officer. Mr. Ford has formally been active with several non-profit organizations in central Pennsylvania including, County Manager, Centre County Special Olympics; Board Member Transitional Housing, Inc., a non-profit housing assistance shelter; and Executive Director of the State College Community Land Trust, a non-profit housing assistance organization.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the board and through activities of its committees. During the year ended December 31, 2002, the Board of Directors held twelve regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Board of Directors and the committees on which he served during the year ended December 31, 2002.

         Nominating Committee. The entire Board of Directors serves as a Nominating Committee to select persons to be nominated to serve as directors of the Company and met once in such capacity during the year ended December 31, 2002. The Nominating Committee is not required to consider nominees recommended by stockholders of the Company.

         Compensation Committee. The Company has no full time employees and relies on the employees of the Bank for the limited services required by the Company. All compensation paid to executive officers of the Company is paid by the Bank. The Compensation Committee of the Bank's Board of Directors consists of Directors Pescrille, Bowers, Summers, Ohrt and Moltzan. The Compensation Committee met three times during the year ended December 31, 2002.

         Audit Committee. The Audit Committee consists of Directors Markel, Wampler and Fox. All members of the Audit Committee are independent under the rules of the Nasdaq stock market. As the Company's stock is traded on the OTC Electronic Bulletin Board, the Company is not required to and has not adopted a written charter for the Audit Committee. The Audit Committee meets with the Company's independent auditor to review the results of the annual audit and other related matters. The Audit Committee met two times during the year ended December 31, 2002.

         Report of the Audit Committee. For the fiscal year ended December 31, 2002, the Audit Committee: (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Stegman & Company, all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from Stegman & Company disclosures regarding Stegman & Company's independence as required by Independence Standards Board Standard No. 1 and discussed with Stegman & Company its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

         Audit Committee:
                  Thomas Markel, A. Virginia Wampler and Harry Fox.

         Audit Fees. For the year ended December 31, 2002, the Company paid approximately $32,000 for professional services rendered by Stegman & Company in connection with the audit of the annual financial statements and review of the quarterly financial statements.

         Financial Information Systems Design and Implementation Fees. There were no fees billed by Stegman & Company for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

         All Other Fees. The aggregate fees paid by the Company to Stegman & Company for services rendered to the Company, other than the services described above under "Audit Fees," for the fiscal year ended December 31, 2002 were $3,750 for miscellaneous accounting services.

         The audit committee determined that the provision of non-audit services is compatible with maintaining the independence of the Company's independent auditor.

Certain Relationships and Related Transactions

         The Bank, like many financial institutions, has followed a policy of offering residential mortgage loans for the financing of personal residences and consumer loans to its officers, directors and employees. Loans are made in the ordinary course of business on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Compensation of Directors

         Board Fees. The Company does not presently compensate its directors for membership on the Board of Directors. Each director of the Company is also a director of the Bank. During 2002, each director was paid an annual fee of $6,000. Directors do not receive compensation for attending committee meetings. The total fees paid to the directors for the year ended December 31, 2002 were approximately $54,000.

         Stock Awards. Each non-employee director has been awarded 200 options to purchase shares of Common Stock at an exercise price of $21.12 per share under the BUCS Financial Corp 2002 Stock Option Plan. Stockholders of the Company approved the option plan at the annual meeting of stockholders held April 29, 2002. These awards vest at the rate of one-third on April 29, 2002, the date of the award, and one- third annually thereafter.

Executive Compensation

         General. The Company has no full time employees and relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers of the Company is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Company's President and Chief Executive Officer.

                                                                                           Long Term
                                                        Annual Compensation               Compensation
                                                    --------------------------     --------------------------
                                                                                   Restricted      Securities
Name and                                Fiscal                                       Stock         Underlying           All Other
Principal Position                       Year         Salary          Bonus          Award         Options(1)        Compensation(2)
------------------                       ----         ------          -----          -----         ----------        ---------------
Herbert J. Moltzan, President and        2002       $130,712        $ 15,000           --            3,000              $16,853
CEO                                      2001        117,568          15,000           --              --                15,488
                                         2000        107,578          10,700           --              --                 7,958

--------------
(1) Mr. Moltzan was awarded 3,000 options at the exercise price of $21.12 per share, equal to the last reported sales price for the Common Stock on April 29, 2002, the date of the award.
(2) For 2002, represents the award of 465 shares under the ESOP as of December 31, 2002, based upon the last reported sales price of the Common Stock on the date of the award of $20.90, and includes the Bank's contribution to Mr. Moltzan's account under a 401(k) Plan of $7,135 during 2002.

         Stock Awards. The following tables set forth information concerning options granted to Mr. Moltzan during the fiscal year ended December 31, 2002.

                                                       Option Grants in Last Fiscal Year
                          -----------------------------------------------------------------------------------------
                                                               Individual Grants
                          -----------------------------------------------------------------------------------------
                                                    Percent of Total
                                                     Options Granted
                                Number of            to Employees in         Exercise Price             Expiration
Name                       Options Granted(1)          Fiscal Year             ($/Share)(1)                Date
----                       ------------------          -----------             ------------                ----
Herbert J. Moltzan                3,000                    29%                   $21.12                  4/29/12

---------------
(1) Mr. Moltzan was awarded 3,000 options at the exercise price of $21.12 equal to the last reported sales price for the Common Stock on April 29, 2002, the date of the award.

                                   Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
                          ----------------------------------------------------------------------------------------------------------
                                                                                                                  Value of
                                                                         Number of Options                  In-the-Money Options
                           Shares Acquired         Value               at Fiscal Year-End(#)                at Fiscal Year-End($)
Name                       on Exercise (#)      Realized($)          Exercisable/Unexercisable          Exercisable/Unexercisable(1)
----                       ---------------      -----------          -------------------------          ----------------------------
Herbert J. Moltzan               --                 $ --                   1,000 / 2,000                          $ 0 / $ 0

---------------
(1) Based upon the difference between the option exercise price of $21.12 and the last reported sales price of the Common Stock of $20.90 per share as of December 31, 2002.


         Employment  Agreements.   The  Bank  has  entered  into  an  employment
agreement with its President and Chief Executive Officer, Herbert J. Moltzan. Mr. Moltzan's current base salary under the employment agreement is $136,500. The employment agreement has a term of three years. The agreement is terminable by the Bank for "just cause" as defined in the agreement. If Mr. Moltzan is terminated without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than one year. The employment agreement contains a provision stating that in the event of the termination of employment in connection with any change in control of the Bank or the Company, Mr. Moltzan will be paid a lump sum amount equal to 2.99 times his five-year average annual taxable cash compensation. If such payment were to be made under the agreement as of December 31, 2002, the payment would equal approximately $358,000. The aggregate payment that would have been made to Mr. Moltzan would be an expense to the Bank and would have resulted in reductions to the Bank's net income and capital. The agreement may be renewed annually by the Bank's Board of Directors upon a determination of satisfactory performance within the board's sole discretion. If Mr. Moltzan shall become disabled during the term of the agreement, he shall continue to receive payment of 100% of his base salary for a period of 12 months and 65% of his base salary for the remaining term of the agreement. The payments shall be reduced by any other benefit payments made under other disability programs in effect for the Bank's employees.

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         The Board of Directors of the Company has appointed Stegman & Company as the Company's independent auditor for the fiscal year ending December 31, 2003, subject to ratification by the Company's stockholders. A representative of Stegman & Company is expected to be present at the Meeting, will have the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

         Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Stegman & Company as the Company's auditors for the 2003 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for the annual meeting of stockholders for the fiscal year ending December 31, 2003, all stockholder proposals must be received at the Company's executive office at 10455 Mill Run Circle, Owings Mills, Maryland 21117 no later than November 30, 2003. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered for inclusion in the Company's proxy materials.

         Under the Company's bylaws, stockholder proposals that are not included in the Company's proxy statement for the fiscal year ending December 31, 2003, will only be considered at the annual meeting to be held in 2004 if the stockholder submits notice of the proposal to the Company at the above address by March 1, 2004. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at the 2004 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters should properly come before the Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A copy of the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2002 will be furnished without charge to stockholders as of the Record Date upon written request to the Secretary, BUCS Financial Corp, 10455 Mill Run Circle, Owings Mills, Maryland 21117.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/M. Robin Copeland
                                        M. Robin Copeland
                                        Secretary

--------------------------------------------------------------------------------
                               BUCS FINANCIAL CORP
                              10455 MILL RUN CIRCLE
                          OWINGS MILLS, MARYLAND 21117
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 30, 2003
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of BUCS Financial Corp (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at offices of BUCS Federal Bank at 10802 Red Run Boulevard, Owings Mills, Maryland, on April 30, 2003, at 5:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                 FOR     WITHHELD
                                                 ---     --------
1.  The election as director of the nominees
    listed with terms to expire in 2006
    (except as marked to the contrary below):    |_|       |_|

    Brian Bowers
    Harry Fox
    Peg Ohrt

INSTRUCTIONS: To withhold your vote for any nominee, write the nominee's name on
------------
the line provided below.

________________________________________________________________________________


                                                 FOR     AGAINST    ABSTAIN
                                                 ---     -------    -------
2.  The ratification of the appointment
    of Stegman & Company as the
    Company's independent auditor for the
    fiscal year ending December 31, 2003.        |_|       |_|        |_|

         The  Board of  Directors  recommends  a vote  "FOR"  the  above  listed
nominees and proposal.                                  ---





--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement dated March 30, 2003.


                                          [_]  Check Box if You Plan
Dated:                                         to Attend the Annual Meeting.
        ----------------------------



---------------------------------         --------------------------------------
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER


---------------------------------         --------------------------------------
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------